UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): August 25, 2006


                          GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2006-13 formed pursuant to a
     Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2006-13, Asset-Backed Certificates, Series 2006-13)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-132809-19              13-3387389
----------------------------     ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

       85 Broad Street, New York, New York                        10004
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)



                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On August 25, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as securities administrator (in such capacity, the "Securities Administrator") of GSAA Home Equity Trust 2006-13, Asset-Backed Certificates, Series 2006-13 (the "Certificates"), issued in sixteen classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of August 1, 2006 of $488,015,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 23, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On August 10, 2006, Goldman Sachs Capital Markets, L.P. entered into an interest rate corridor agreement (the "Corridor Agreement") for the benefit of certain certificates issued by GSAA Home Equity Trust 2006-13 (the "Trust") and guaranteed by The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. The Corridor Agreement is annexed hereto as Exhibit 99.2.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Step 1 Assignment Agreement") dated as of August 25, 2006, among Wells Fargo, the Company and Goldman Sachs Mortgage Company ("GSMC"). The Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On August 25, 2006, the Company entered into an Assignment Agreement (the "Step 2 Assignment Agreement") dated as of August 25, 2006, among the Company, Wells Fargo, the Trustee and acknowledged by the Securities Administrator. The Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

(c)   Exhibits:

Exhibit 99.1 Trust Agreement, dated as of August 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank as Trustee and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian and Wells Fargo as Securities Administrator.

Exhibit 99.2 Corridor Agreement, dated as of August 10, 2006, between Goldman Sachs Capital Markets, L.P. and Goldman, Sachs & Co. for the benefit of certain certificates issued by the Trust.

Exhibit 99.3 Step 1 Assignment Agreement, dated as of August 25, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.4 Step 2 Assignment Agreement, dated as of August 25, 2006, among the Company, Wells Fargo, the Trustee and acknowledged by the Securities Administrator.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   September 12, 2006


                                                GS MORTGAGE SECURITIES CORP.



                                                By:  /s/ Michelle Gill
                                                    ---------------------------
                                                    Name:  Michelle Gill
                                                    Title: Vice President

                                  Exhibit Index
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Exhibit Index
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
Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
--------------                                      -----------                            ---------------------------
Regulation S-K
--------------
    99.1             Trust Agreement, dated as of August 1, 2006, among GS Mortgage                     E
                     Securities Corp., as depositor, Deutsche Bank as trustee and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank, National Association, as a custodian and Wells Fargo as Securities Administrator.

    99.2             Corridor Agreement, dated as of August 10, 2006, between                           E
                     Goldman Sachs Capital Markets, L.P. and Goldman, Sachs & Co.
                     for the benefit of certain certificates issued by the Trust.

    99.3             Step 1 Assignment Agreement, dated as of August 25, 2006,                          E
                     among Wells Fargo, GSMC and the Company.

    99.4             Step 2 Assignment Agreement, dated as of August 25, 2006,                          E
                     among the Company, Wells Fargo, the Trustee and acknowledged by the Securities Administrator.